USAA                         USAA INVESTMENT TRUST
EAGLE                         INCOME STRATEGY FUND
LOGO                         BALANCED STRATEGY FUND

                         SUPPLEMENT DATED MARCH 1, 2000
                           TO EACH FUND'S PROSPECTUS
                             DATED OCTOBER 1, 1999

Page 12 of each Fund's Prospectus under the heading "Portfolio Managers" is amended to reflect the following change effective March 1, 2000.

PORTFOLIO MANAGERS

DAVID G. PARSONS, Assistant Vice President of Equity Investments, assumes portfolio management responsibilities of the Stocks investment category of the Income Strategy Fund and Balanced Strategy Fund replacing Patrick O'Hare, who will now manage the USAA Growth Fund. Mr. Parsons will also act as the asset allocation manager of the Balanced Strategy Fund.

Mr. Parsons has 16 years investment management experience working for us. He earned the Chartered Financial Analyst designation in 1986 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from the University of Texas, an MA from Southern Illinois University, and a BA from Austin College, Texas.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE    35664-0300